Earnings per share (Tables)	12 Months Ended
Oct. 31, 2023
Text Block [Abstract]
Summary of Earnings Per Share

$ millions, except per share amounts, for the year ended October 31	2023	2022 (1)
Basic EPS
Net income attributable to equity shareholders	$4,995	$6,220
Less: Preferred share dividends and distributions on other equity instruments	267	171
Net income attributable to common shareholders	4,728	6,049
Weighted-average common shares outstanding (thousands)	915,631	903,312
Basic EPS	$5.16	$6.70
Diluted EPS
Net income attributable to common shareholders	$4,728	$6,049
Weighted-average common shares outstanding (thousands)	915,631	903,312
Add: Stock options potentially exercisable (2) (thousands)	431	2,078
Add: Equity-settled consideration (thousands)	161	294
Weighted-average diluted common shares outstanding (thousands)	916,223	905,684
Diluted EPS	$5.16	$6.68

(1)
On April 7, 2022, CIBC shareholders approved a
two-for-one
share split (Share Split) of CIBC’s issued and outstanding common shares. Each shareholder of record at the close of business on May 6, 2022 (Record Date) received one additional share on May 13, 2022 (Payment Date) for every one share held on the Record Date. All common share numbers and per common share amounts have been adjusted to reflect the Share Split as if it was retroactively applied to the beginning of 2022.

(2)
Excludes average options outstanding of 6,558,969 (2022: nil) with a weighted-average exercise price of $63.39 (2022: nil) for the year ended October 31, 2023, as the options’ exercise prices were greater than the average market price of CIBC’s common shares.